Exhibit 10.7

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Alchemia Oncology Pty Ltd.

BioClinica Addendum #33602_2

Additional Medical Imaging Core Laboratory Services in Support of Protocol ACO-002, a Study Entitled: “Randomized double-blind Phase Ill trial of FOLF(HA)iri, where irinotecan is administered as “HA-Irinotecan Solution for Infusion” compared with irinotecan in the FOLFIRI regimen for irinotecan-naïve metastatic colorectal cancer patients who relapsed after first or second-line therapy or progressed while on first-line or second-line therapy.”

Prepared for:

Alchemia Oncology Pty Ltd

3 Hi-Tech Court

Brisbane Technology Park

Eight Mile Plains QLD, Australia

Prepared by:

BioClinica, Inc.

826 Newtown Yardley Road

Newtown, PA 18940

April 11, 2011, version 1

November 15, 2011, version two

This document contains information that is confidential and proprietary to Alchemia Oncology Pty Ltd and BioClinica, Inc. It has been prepared solely for the information of Alchemia Oncology Pty Ltd and BioClinica, Inc. and therefore should not be duplicated or otherwise made available to third parties.

Alchemia Oncology Pty Ltd	Protocol ACO-002

1.	SCOPE OF WORK

Alchemia Oncology Pty Ltd (hereinafter referred to as “ALCHEMIA”) has requested that BioClinica, Inc. and subsidiaries (hereinafter referred to as “BIOCLINICA”) provide medical imaging core laboratory services in support of Protocol ACO-002.

This Addendum serves to document the additional services requested for the study beyond those contained within the following:

•	Agreement #33602 between BIOCLINICA and ALCHEMIA, executed 18 May 2010

•	Addendum #33062_1 between BIOCLINICA and ALCHEMIA, executed 29 December 2010

The Addendum also serves to document the fees for the additional services.

1.1.	ADDENDUM ASSUMPTIONS

1.1.1.	Assumptions

•	Revised with anticipation of receiving 92% CT scans and 3% MRI scans due to possible contrast allergy

•	390 Total Patients (359 CT Patients and 12 MRI Patients)

•	Receipt of additional modality data in case of documentation of progressive disease. Assuming 5% of 390 patients (19 patients) divided among the following modalities:

•	X-ray: 7 patients

•	Nuclear Medicine: 6 patients

•	PET-CT scans: 6 patients

•	Revised Project Timeline Assumptions:

•	BIOCLINICA Project Start: April 2010

•	First Patient Enrolled: December 2011

•	Last Patient Enrolled: January 2013

•	Last Patient Out: May 2014

•	BIOCLINICA Project Complete: July 2014

•	Total Duration of Data Collection: 31 Months (No Additional Months)

•	Total Study Duration: 52 Months (8 Additional Months)

•	BIOCLINICA assumes 8 (instead of 10) additional Project Management and Site & Image Data Management months due to study inactivity during the months of July and August 2011.

•	Optional pricing for receiving one (1) additional CT file (e.g. Brain).

1.2.	ADDENDUM SERVICES

1.2.1.	Additional Services

Please refer to Original Agreement #33602 for a detailed description of the services included in this addendum.

2.	ADDENDUM PROJECT FEES AND EXPENSES

2.1.	ADDENDUM PROJECT FEES

The fees for services detailed within this Addendum are summarized below. BIOCLINICA will only charge pro-rata for work performed at the rates quoted.

As per the original agreement, BIOCLINICA fees will increase annually beginning with month 25 of the project as defined by the actual (original) project start date. This increase will be equivalent to the percent increase in the U.S. Consumer Price Index (CPI).

BioClinica, Inc.	1	Addendum #33062_2

Alchemia Oncology Pty Ltd	Protocol ACO-002

2.1.1.	Addendum Fees

Services	Unit Fee	# Units	Cost Total
Image Data Services

Log-in of CT image data, including verification to transmittal forms in order to maintain an image data audit trail	[***]	(217)	[***]

Processing of CT data including QC for image quality and protocol compliance, film digitization (if necessary), masking, query generation and digital archival (assumes 3 files)	[***]	(217)	[***]

Log-in of MRI data, including verification to transmittal forms in order to maintain an image data audit trail	[***]	84	[***]

Processing of MRI data including QC for image quality and protocol compliance, file digitization (if necessary), masking, query generation and digital archival (assumes 3 series)	[***]	84	[***]

Log-in of X-ray image data, including verification to transmittal forms in order to maintain an image data audit trail	[***]	49	[***]

Processing of X-ray data including QC for image quality and protocol compliance, film digitization (if necessary), masking, query generation and digital archival (assuming 2 views)	[***]	49	[***]

Log-in of Nuclear Medicine image data, including verification to transmittal forms in order to maintain an image data audit trail	[***]	49	[***]

Processing of Nuclear Medicine data including QC for image quality and protocol compliance, film digitization (if necessary), masking, query generation and digital archival (assuming 1 file)	[***]	42	[***]

Log-in of PET-CT image data, including verification to transmittal forms in order to maintain an image data audit trail	[***]	49	[***]

Processing of PET-CT data including QC for image quality and protocol compliance, film digitization (if necessary), masking, query generation and digital archival (assuming 1 file)	[***]	42	[***]
Project Management Services
(Interactive and management of internal cross-functional teams, including documentation of technical issues, preparation and provision of summary reports)

Remaining study months	[***]	8	[***]

Additional Project Management for the remainder of the Study	[***]	8	[***]
Image Data Management Services
(Direct site integration/communication and image data tracking, including filing of study correspondence and maintaining an image audit trail)

Remaining study months	[***]	8	[***]

Additional Project Management for the remainder of the Study	[***]	8	[***]

ADDENDUM TOTAL			[***]

Project Discount ([***])			[***]

ADDENDUM TOTAL — NET OF DISCOUNT			[***]

*	In the event BIOCLINICA receives files or series in addition to those listed in the Addendum Fees Table 2.1.1., the timepoint unit fee may be increased. No such increase will be applied without the written authorization from ALCHEMIA.
**	Discounted Line Item.
***	These fees were added in addition to the monthly project management and site and image data management fees in agreement #33602_1.

BioClinica, Inc.	2	Addendum #33062_2

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Alchemia Oncology Pty Ltd	Protocol ACO-002

2.1.2	Overall Project Budget Summary

Table 2.1.2

Cost Total
Project Fees – Agreement #33602 – Net of Discount	$	[***]
Project Fees – Addendum #33602_1 – Net of Discount	$	[***]
Project Fees – Addendum #33602_2 – Net of Discount	$	[***]

Revised Study Budget (Service Fees)	$	[***]

2.2.	ADDENDUM EXPENSES

2.2.1.	Miscellaneous Expenses

The estimated project expenses, in this document, unless otherwise specified, do not include reasonable travel expenses nor expenses for disks, courier, data archival media, forms printing, translation costs, etc. incurred on behalf of ALCHEMIA. Actual expenses will be billed on a monthly basis and will include a 5% administrative fee at the time of billing.

BIOCLINICA estimates that additional expenses are not required at this time.

2.2.2.	Overall Project Expense Summary

Table 2.2.2

Estimated Cost
Expenses including administrative fee – Agreement #33602	$	[***]
Expenses including administrative fee – Addendum #33602_1	$	[***]
Expenses including administrative fee – Addendum #33602_2		[***]

Revised Expenses Budget	$	[***]

2.2.3.	Reader Professional Fees and Expenses

BIOCLINICA will prepare all reader agreements and manage all reader fees for this study. All such expenses will be passed through to ALCHEMIA on a monthly basis. ALCHEMIA will be responsible for any other read related expenses, including any applicable travel, food and lodging required for the performance of their duties, as described in this document.

BIOCLINICA estimates that additional reader professional fees are not required at this time.

2.2.4.	Overall Reader Professional Fee Summary

Table 2.2.4

Estimated Cost
Reader Professional Fee – Agreement #33602	$	[***]
Reader Professional Fee – Addendum #33602_1	$	[***]
Reader Professional Fee – Addendum #33602_2		[***]

Revised Estimated Reader Professional Fees	$	[***]

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

BioClinica, Inc.	3	Addendum #33062_2

Alchemia Oncology Pty Ltd	Protocol ACO-002

2.3.	Overall Total Revised Project Budget

Estimated Cost
Project Total / Direct Service Fees	$	[***]
Pass Through Expenses	$	[***]
Reader Professional Fees	$	[***]

OVERALL REVISED TOTAL PROJECT	$	[***]

2.4.	ADDITIONAL/OPTIONAL SERVICE FEES

2.4.1.	Additional Image Data

In the event that additional image data are received other than the data listed above in Table 2.1.1., BIOCLINICA will digitize and/or translate the data for inclusion within the independent read at the rates listed below:

Table 2.4.1

Image Data	Unit Fee
Image Data Services

Log-in of CT image data, including verification to transmittal forms in order to maintain an image data audit trail	[***	]

Processing of CT data including QC for image quality and protocol compliance, film digitization (if necessary), masking, query generation and digital archival (assumes 4 files – 1 additional file of the Brain)

	[***	]

2.5.	BILLING POLICY

The above mentioned fees will continue to be billed to ALCHEMIA on a monthly basis and will include relevant back-up documentation.

3.	TERMS AND CONDITIONS

All services will be performed by BIOCLINICA as an Addendum to BIOCLINICA Agreement #33602, and all terms and conditions of Agreement 33602 shall apply.

AGREED AND ACCEPTED:

ALCHEMIA		BIOCLINICA

By:	/s/ Charles Walker	By:	/s/ Maria T. Kraus

Print:	Charles Walker	Print:	Maria T. Kraus

Title:	CFO	Title:	VP + Corporate Controller

Date:	19/12/11	Date:	15 Dec 2011

[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

BioClinica, Inc.	4	Addendum #33062_2